UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ARC Document Solutions, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following communication was shared with current employees of ARC Document Solutions, Inc. on November 7, 2024:

Fellow ARC Employees,

As you know, ARC Document Solutions, Inc. (“ARC”) is holding its Special Meeting on November 21, 2024, at 10:00 a.m. Pacific Time, and we are asking you, our stockholders, to vote on various proposals included in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 16, 2024. An electronic copy of the definitive proxy statement is available on ARC's EDGAR profile at www.sec.gov.

If you have any questions concerning the merger, the Special Meeting or the proxy statement, would like additional copies of the proxy statement or need help submitting your proxy or voting your shares of ARC Common Stock, please contact our proxy solicitor:

Okapi Partners
1212 Avenue of the Americas, 17th Floor
New York, NY 10036, USA

By Calling toll-free: (877) 279-2311
or
Emailing: info@okapipartners.com

Thank you,

David Stickney

VP Corporate Communications & Investor Relations

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included or referenced in this communication that address activities, events or developments which we expect will or may occur in the future are forward-looking statements, including statements regarding the timing of the special meeting. You can generally identify these statements and other forward-looking statements in this document by words such as “may,” “will,” “should,” “can,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work,” “continue,” “target,” “poised,” “advance,” “drive,” “aim,” “forecast,” “approach,” “seek,” “schedule,” “position,” “pursue,” “progress,” “budget,” “outlook,” “trend,” “guidance,” “commit,” “on track,” “objective,” “goal,” “strategy,” “opportunity,” “ambitions,” “aspire” and similar expressions, and variations or negative of such terms or other variations thereof. Words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of ARC, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the merger, including the timing, receipt and terms and conditions of any required governmental approvals of the merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the possibility that ARC’s stockholders may not approve the merger; the risk that the parties may not be able to satisfy the conditions to the merger in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the merger; the risk that any announcements relating to the merger could have adverse effects on the market price of the ARC’s common stock; the risk that the merger and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of ARC to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, shareholder, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the merger that could be instituted against ARC or its directors and/or officers; the risk associated with third-party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the merger which are not waived or otherwise satisfactorily resolved; the risk of ARC’s ability to access short- and long-term debt markets on a timely and affordable basis; the risk of various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, pandemic conditions, cybersecurity attacks, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions, and other risks and factors that may be difficult to predict and beyond ARC’s control, including those detailed in ARC’s Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 and subsequent Current Reports on Form 8-K that are available on ARC’s website at https://ir.e-arc.com and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. ARC’s forward-looking statements are based on assumptions that ARC believes to be reasonable but that may not prove to be accurate. Other unpredictable events or factors not discussed in this communication could also have material adverse effects on forward-looking statements. ARC does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date they are made.

Additional Information and Where to Find It

In connection with the proposed merger, ARC has filed with the SEC a definitive proxy statement (the “Definitive Proxy Statement”) that has been sent to the stockholders of ARC seeking their approval of the merger agreement and the transactions contemplated thereby, including the merger (the “Transactions”). ARC and its affiliates have jointly filed a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). ARC may also file other documents with the SEC regarding the Transactions. This communication is not a substitute for the Definitive Proxy Statement, the Schedule 13E-3 or any other document which ARC may file with the SEC.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE SCHEDULE 13E-3, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE THEREIN AND ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING ARC, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, including the Definitive Proxy Statement, the Schedule 13E-3, and other documents filed with the SEC by ARC through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by ARC will be made available free of charge by accessing ARC’s website at https://ir.e-arc.com/overview/default.aspx.

Participants in the Solicitation

ARC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of ARC in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of ARC and other persons who may be deemed to be participants in the solicitation of stockholders of ARC in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, are included in the sections entitled “Special Factors – Interests of Executive Officers and Directors of ARC in the Merger,” “Other Important Information Regarding ARC – Directors and Executive Officers of ARC,” and “Other Important Information Regarding ARC – Security Ownership of Certain Beneficial Owners and Management” included in the Definitive Proxy Statement related to the Transaction, as filed with the SEC on October 16, 2024.

Information about the directors and executive officers of ARC, their ownership of ARC common stock, and ARC’s transactions with related persons is set forth the sections entitled “Nominees for Director,” “Executive Officers,” Corporate Governance Profile,” “Executive Compensation,” “Beneficial Ownership of Voting Securities” and “Certain Relationships and Related Transactions” in ARC’s definitive proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2024.